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                      SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.

                                   FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

     Date of report (Date of earliest event reported): November 9, 2000
                                                      --------------------------

                          United Heritage Corporation
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            (Exact Name of Registrant as Specified in Its Charter)


                                     Utah
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                (State or Other Jurisdiction of Incorporation)


            0-9997                                87-0372826
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    (Commission File Number)            (IRS Employer Identification Number)


         2 Caddo Street, Cleburne, Texas                     76031
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     (Address of Principal Executive Offices)              (Zip Code)


                                (817) 641-3681
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             (Registrant's Telephone Number, Including Area Code)


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         (Former Name or Former Address, if Changed Since Last Report)







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ITEM 9.  REGULATION FD DISCLOSURE

     The Registrant is delivering the following information to certain persons:

                          * * * * * * * * * * * * * *

                          UHC NEW MEXICO CORPORATION

                   SUBSIDIARY OF UNITED HERITAGE CORPORATION

                     P.O. BOX 1956    -     2 NORTH CADDO

                              CLEBURNE, TX  76033

                                 817-477-5324

                              817-641-3683 - FAX




     Summary Report for Initial Phase of Recommended Well Recompletions
       NORTHWEST PORTION OF THE CATO (SAN ANDRES) UNIT, CHAVES CO., NM


A research of well records, including well history, well logs, and completion reports, was conducted in an effort to identify possible existing San Andres
pay zones within each wellbore that have not been produced.   Since the three
(3) producing zones (P1, P2, P3) are most prominent in the northwest portion of the Unit, this area was chosen for the initial phase of research. Six (6) wellbores have been identified in the area with existing pay zones that, according to records, have not been perforated, tested, or produced. These wellbores include Well Nos. 35, 36, 37, 38, 66, and 103. A summary for each well is included below.

- The Cato Unit #35 is currently producing from the San Andres P3 zone. Additional pay exists in the San Andres P1 and P2 zones. There are no records of the P1 and P2 zones ever being perforated and tested. The P1 and P2 zones are prolific producers in the surrounding wells. The well data and existing perforations for the Cato Unit #35 are as follows:

     - Location:        1980' FNL and 1980' FWL of Sec. 9, T8S, R30E
     - Existing Perfs:  (P3)     3305'-3324'
     - Casing:          4 1/2" set at 3459', T.D. inside 4 1/2" is 3379'
     - TOC:             Unknown
     - PROPOSED PERFORATIONS:  SAN ANDRES P1 3168'-3188' w/2spf
                               SAN ANDRES P2  3228'-3244', 3250'-3252',
                               3260'-3266' w/2spf


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- The Cato Unit #36 is currently producing from the San Andres P1 and P3 zones. Additional pay exists in the San Andres P2 zone. There are no records of the P2 zone ever being perforated and tested. The P2 zone is a prolific producer in the surrounding wells. The well data and existing perforations for the Cato Unit #36 are as follows:

     - Location:         1980' FNL and 660' FWL of Sec. 9, T8S, R30E
     - Existing Perfs:   (P1)  3100'-3160',  (P3)     3260'-3294'
     - Casing:           4 1/2" unknown depth
     - TOC:              Unknown
     - PROPOSED PERFORATIONS:  SAN ANDRES P2 3185'-3189', 3203'-3220',
                               3226'-3236', and 3240'-3246' w/2spf

- The Cato Unit #37 is currently producing from the San Andres P3 zone. Additional pay exists in the San Andres P1 and P2 zones. There are no records of the P1 or P2 zones ever being perforated and tested. The P1 and P2 zones are prolific producers in the surrounding wells. The well data and existing perforations for the Cato Unit #37 are as follows:

     - Location:        1980' FNL and 660' FEL of Sec. 8, T8S, R30E
     - Existing Perfs:  (P3)     3230'-3266' & 3289'-3298'
     - Casing:          5 1/2" unknown depth
     - TOC:             2200'
     - PROPOSED PERFORATIONS:  SAN ANDRES P1 3092'-3106' & 3116'-3124' w/2spf
                               SAN ANDRES P2 3168'-3177' & 3185'-3193' w/2spf

- The Cato Unit #38 is currently producing from the San Andres P3 zone. Additional pay exists in the San Andres P1 and P2 zones. There are no records of the P1 or P2 zones ever being perforated and tested. The P1 and P2 zones are prolific producers in the surrounding wells. The well data and existing perforations for the Cato Unit #38 are as follows:

     - Location:        1980' FNL and 1980' FEL of Sec. 8, T8S, R30E
     - Existing Perfs:  (P3)     3215'-3249' & 3266'-3272'
     - Casing:          4 1/2" unknown depth
     - TOC:             2230'
     - PROPOSED PERFORATIONS:  SAN ANDRES P1 3084'-3104'  w/2spf
                               SAN ANDRES P2 3156'-3176'  w/2spf

- The Cato Unit #66 is currently producing from the San Andres P1 zone. Additional pay exists in the San Andres P2 and P3 zones. The subject well was tested in the P2 zone in March 1967 and showed an initial potential of 1872 MCFPD. A Baker Model D packer with an expendable plug was set above this zone isolating it for the testing and production of the P1 zone. There are no records of the P2 zone ever being produced and the P3 zone has never been perforated and tested. The P2 and P2 zones are prolific producers in the surrounding wells. The well data and existing perforations for the Cato Unit #66 are as follows:

     - Location:        660' FSL and 1980' FEL of Sec. 8, T8S, R30E
     - Existing Perfs:  (P1)  3163'-3198',  (P2)  3232'-3256'
          - (Packer and plug set at 3222')
     - Casing:          4 1/2" set at 3450', PBD 3412'
     - TOC:             2270'
     - PROPOSED PERFORATIONS:  SAN ANDRES P3  3303'-3313' & 3320'-3334' w/2spf


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- The Cato Unit #103 is currently producing from the San Andres P1 zone.
  Additional pay exists in the San Andres P2 zone. There are no records of the P2 zone ever being perforated and tested. The P2 zone is a prolific producer in the surrounding wells. The well data and existing perforations for the Cato Unit #103 are as follows:

     - Location:        1980' FSL and 1980' FWL of Sec. 16, T8S, R30E
     - Existing Perfs:  (P1)     3313'-3350'
     - Casing:          4 1/2" set at 3497'
     - TOC:             2497'
     - PROPOSED PERFORATIONS:  SAN ANDRES P2 3378'-3393' & 3402'-3413' w/2spf



Respectfully submitted,

/s/ Toby D. Andrews

Toby D. Andrews

Oil and Gas Operations Manager

                          * * * * * * * * * * * * * *

     THIS REPORT CONTAINS FORWARD-LOOKING STATEMENTS BASED ON CURRENT EXPECTATIONS THAT INVOLVE A NUMBER OF UNCERTAINTIES, SUCH AS THE VARIOUS RISKS ASSOCIATED WITH EXPLORATION AND PRODUCTION OF OIL AND GAS. DETAILS ON THE FACTORS THAT COULD AFFECT UNITED HERITAGE CORPORATION'S FINANCIAL RESULTS ARE INCLUDED IN UNITED HERITAGE CORPORATION'S SECURITIES AND EXCHANGE COMMISSION (SEC) FILINGS, INCLUDING THE LATEST ANNUAL REPORT ON FORM 10-K AND ON ITS QUARTERLY REPORTS ON FORM 10-Q.













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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.

                                   UNITED HERITAGE CORPORATION


Date: November 9, 2000             BY:     /s/ Walter G. Mize
                                      ------------------------------------------
                                                Walter G. Mize, President and
                                                Chief Executive Officer

















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